EXHIBIT 10.1
               National Beauty Corp Non-qualified 2001 Stock Plan

THIS CONSULTING SERVICES PLAN (the "Plan") is made as of the 15th day of August 2001 between National Beauty Corp. a Nevada Corporation (the "Company"), for the Officers, Directors and Consultants below (the "Consultants").

R  E  C  I  T  A  L  S:

The Company is under agreement to grant ("Consulting Agreements"), and the Consultants, Officers and Directors are to receive, as compensation for services provided to the Company, shares of the common stock of the Company (the "Common Stock"), pursuant to the provisions set forth herein;

NOW, THEREFORE, in consideration of the mutual promises, covenants, terms and conditions herein, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows:

1. Grant of Shares. The Company hereby grants to the Consultants the following shares of Common Stock (the "Shares") in the Company.

Name                              #  of  Shares          Service  Type
----                              -------------          -------------
Brenda  Hamilton                  10,000                legal  services
Ed  Roth                          200,000               Service  as
                                                        President  and  Director

2. Services. Consultants, Officers and Directors have been engaged by the Company in their respective Agreements.

3. Compensation. Consultants, Officers and Directors compensation is the Shares identified herein. The parties agree the Shares are valued at $.___ each. Consultants, Officers and Directors are responsible for all income taxes.

4. Registration or Exemption. Notwithstanding anything to the contrary contained herein, the Shares will be registered on Form S-8 Registration Statement dated August 16 2001.

5. Delivery of Shares. The Company shall deliver to the Consultant a certificate representing 10,000 shares to Brenda Hamilton. The Company shall deliver a certificate representing 200,000 shares to its president and director, Ed Roth.


6.     Waiver.   No  waiver  is enforceable unless in writing and signed by such waiving party, and any waiver shall not be construed as a waiver by any other party or of any other or subsequent breach.

7. Amendments. This Plan may not be amended unless by the mutual consent of all of the parties hereto in writing.

8. Governing Law. This Plan shall be governed by the laws of the State of Florida, and the sole venue for any action arising hereunder shall be Palm Beach County, Florida.

9. Assignment and Binding Effect. Neither this Plan nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties hereto, except as otherwise provided herein. This Plan shall be binding upon and for the benefit of the parties hereto and their respective heirs, permitted successors, assigns and/or delegates.

10. Integration and Captions. This Plan includes the entire understanding of the parties hereto with respect to the subject matter hereof. The captions herein are for convenience and shall not control the interpretation of this Plan.

11. Legal Representation. Each party has been represented by independent legal counsel in connection with this Plan, or each has had the opportunity to obtain independent legal counsel and has waived such right, and no tax advice has been provided to any party.

12. Construction. Each party acknowledges and agrees having had the opportunity to review, negotiate and approve all of the provisions of this Plan.

13. Cooperation. The parties agree to execute such reasonable necessary documents upon advice of legal counsel in order to carry out the intent and purpose of this Plan as set forth herein above.

14. Hand-Written Provisions. Any hand-written provisions hereon, if any, or attached hereto, which have been initialed by all of the parties hereto, shall control all typewritten provisions in conflict therewith.

15. Fees, Costs and Expenses. Each of the parties hereto acknowledges and agrees to pay, without reimbursement from the other party(ies), the fees, costs, and expenses incurred by each such party incident to this Plan.

16. Consents and Authorizations. By the execution herein below, each party acknowledges and agrees that each such party has the full right, power, legal capacity and authority to enter into this Plan, and the same constitutes a valid and legally binding Plan of each such party in accordance with the terms, conditions and other provisions contained herein.

17. Gender and Number. Unless the context otherwise requires, references in this Plan in any gender shall be construed to include all other genders, references in the singular shall be construed to include the plural, and references in the plural shall be construed to include the singular.

18. Severability. In the event any one or more of the provisions of this Plan shall be deemed unenforceable by any court of competent jurisdiction for any reason whatsoever, this Plan shall be construed as if such unenforceable provision had never been contained herein.

19.     Counterparts.  This  Plan  may  be  executed  in  counterparts.

20.     Facsimile.    This  Plan  may  be  executed  by  facsimile.


/s/Brenda  Hamilton,  Esquire
-----------------------------
Brenda  Hamilton,  Esquire


NATIONAL  BEAUTY  CORP.


/s/  Ed  Roth
-------------
By:  Ed  Roth,  President